SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [  ]

Check the appropriate box:
[ ] Preliminary Proxy Statement             [ ] Confidential, For Use of the
                                                Commission Only (as permitted by
[X] Definitive Proxy Statement                  Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------
                         Eaton Vance Senior Income Trust
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:
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(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
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(2) Form, Schedule or Registration Statement no.:
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(3) Filing Party:
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(4) Date Filed:
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
                         EATON VANCE SENIOR INCOME TRUST
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                           BOSTON, MASSACHUSETTS 02109

                                                               September 6, 2002


Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Eaton Vance Senior Income Trust (the "Fund") to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, October 25, 2002 at 1:30 P.M. (Boston time).

     At this meeting you will be asked to consider the election of Trustees. The enclosed proxy statement contains additional information.

     We hope that you will be able to attend the meeting. Whether or not you plan to attend and regardless of the number of shares you own, it is important that your shares be represented. I urge you to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope as soon as possible to assure that your shares are represented at the meeting.

                                        Sincerely,

                                        /s/ James B. Hawkes

                                        James B. Hawkes
                                        President and Trustee


                                    IMPORTANT

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. YOU MAY WITHDRAW YOUR PROXY IF YOU ATTEND THE ANNUAL MEETING AND DESIRE TO VOTE IN PERSON.

                         EATON VANCE SENIOR INCOME TRUST


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD FRIDAY, OCTOBER 25, 2002

     The Annual Meeting of Shareholders of Eaton Vance Senior Income Trust, a Massachusetts business trust (the "Fund"), will be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, October 25, 2002 at 1:30 P.M. (Boston time), for the following purposes:

     1. To elect three Trustees of the Fund, one of whom shall be elected solely by the holders of the Fund's Auction Preferred Shares.

     2. To consider and act upon any other matters which may properly come before the meeting and any adjourned session thereof.

     The Board of Trustees has fixed the close of business on August 29, 2002 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the meeting and any adjournments thereof.

                                        By Order of the Board of Trustees

                                        /s/ Alan R. Dynner

                                        Alan R. Dynner
                                        Secretary

September 6, 2002
Boston, Massachusetts

IMPORTANT - SHAREHOLDERS CAN HELP THE BOARD OF TRUSTEES OF THE FUND AVOID THE NECESSITY AND ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATIONS TO OBTAIN A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES AND IS INTENDED FOR YOUR CONVENIENCE.

                         EATON VANCE SENIOR INCOME TRUST
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                           BOSTON, MASSACHUSETTS 02109


                                 PROXY STATEMENT

     A proxy is enclosed with the foregoing Notice of the Annual Meeting of Shareholders of Eaton Vance Senior Income Trust (the "Fund"), to be held October 25, 2002 for the benefit of shareholders who do not expect to be present at the meeting. This proxy is solicited on behalf of the Board of Trustees of the Fund, and is revocable by the person giving it prior to exercise by a signed writing filed with the Fund's Secretary, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of the election of each Trustee. This proxy material is being mailed to shareholders on or about September 6, 2002.

     The Board of Trustees of the Fund has fixed the close of business August 29, 2002, as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one
vote for each share held. As of August 29, 2002, there were [                  ]
Common Shares of beneficial interest, $.01 par value per share ("Common Shares") and 4,400 Auction Preferred Shares, $.01 per value per share, liquidation preference $25,000 per share ("APS"), of the Fund outstanding. As of such date, no shareholder beneficially owned more than 5% of the outstanding shares. The Trustees and officers of the Fund, as a group, own beneficially less than 1% of the shares of the Fund.

     The Board of Trustees of the Fund knows of no business other than that mentioned in Item 1 of the Notice of Meeting which will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

                        PROPOSAL 1. ELECTION OF TRUSTEES

     The Fund's Declaration of Trust provides that the Board of Trustees shall be divided into three classes. The term of office of the Class I Trustees expires on the date of the 2002 Annual Meeting, and the term of office of the Class II and Class III Trustees will expire one and two years thereafter, respectively. Trustees chosen to succeed the Trustees whose terms are expiring will be elected for a three-year term. An effect of staggered terms is to limit the ability of entities or persons to acquire control of the Fund.

     The Fund's Declaration of Trust provides that a majority of the Trustees shall fix the number of the entire Board and that such number shall be at least two and no greater than fifteen. The Board has fixed the number of Trustees at seven. Proxies will be voted for the election of the following nominees. Each nominee is currently serving as a Trustee and has consented to continue to so serve. In the event that a nominee is unable to serve for any reason (which is not now expected) when the election occurs, the accompanying Proxy will be voted for such other person or persons as the Board of Trustees may recommend.

     The nominees for Class I Trustees to serve until the 2005 Annual Meeting are Jessica M. Bibliowicz, Donald R. Dwight and James B. Hawkes. The Trustees serving until the 2003 Annual Meeting are Samuel L. Hayes, III and Norton H. Reamer. The Trustees serving until the 2004 Annual Meeting are Lynn A. Stout and Jack L. Treynor.

     The nominees and Trustees and their principal occupations for at least the last five years are as follows.

INTERESTED TRUSTEES

     James B. Hawkes is an "interested person" (as defined in the Investment Company Act of 1940 (the "1940 Act")) by reason of his affiliations with Eaton Vance Management ("EVM" or "Eaton Vance") the Fund's investment adviser, and Eaton Vance Corp. ("EVC"), a publicly traded holding company which indirectly owns all the outstanding stock of EVM; and of EVM's trustee, Eaton Vance, Inc. ("EV"), which is a wholly-owned subsidiary of EVC. (EVM, EVC, and their affiliates are sometimes referred to collectively as the "EVC organization".)

     Jessica M. Bibliowicz is an "interested person" because of her affiliation with a brokerage firm that is and has been a dealer in shares of Funds for which EVM acts as investment adviser.

ELECTION OF TRUSTEES BY APS AND COMMON SHARES

     Under the terms of the Fund's By-Laws, as amended (the "By-Laws"), the holders of the APS are entitled as a class, to the exclusion of the holders of the Common Shares, to elect two Trustees of the Fund (identified by an "(A)" after their names below). Donald R. Dwight has been nominated for election by the holders of the APS. The By-Laws further provide for the election of the other nominees named below by the holders of the Common Shares and the APS, voting as a single class. Election of Trustees is non-cumulative.

                                    TRUSTEES

                                                                                                   NUMBER OF
                                                                                                  PORTFOLIOS
                                             TERM OF                                                IN FUND         OTHER
                              POSITION(S)  OFFICE AND                                               COMPLEX     DIRECTORSHIPS
NAME, ADDRESS                  HELD WITH    LENGTH OF   PRINCIPAL OCCUPATIONS DURING PAST FIVE    OVERSEEN BY      HELD BY
AND AGE(1)                       FUND      TIME SERVED                   YEARS                    TRUSTEE(2)       TRUSTEE
----------------------------- ------------ ------------ ---------------------------------------- -------------- ---------------

                                        (FOR TRUSTEES NOMINATED FOR ELECTION IN 2002:)
JESSICA M. BIBLIOWICZ         Trustee      Until 2002.  President and Chief Executive Officer of       174      None
DOB:  11/28/59                             3 years.     National Financial Partners (a financial
                                           Trustee      services company) (since April 1999).
                                           since 1999.  President and Chief Operating Officer of
                                                        John A. Levin & Co. (a registered
                                                        investment advisor) (July 1997 to April
                                                        1999) and a Director of Baker, Fentress
                                                        & Company which owns John A. Levin & Co.
                                                        (July 1997 to April 1999).

DONALD R. DWIGHT (A)          Trustee      Until 2002.  President of Dwight Partners, Inc. (a          179      Trustee/
DOB:  3/26/31                              3 years.     corporate relations and communications                  Director of
                                           Trustee      company).                                               the Royce
                                           since 1998.                                                          Funds (mutual
                                                                                                                funds)
                                       2

                                                                                                   NUMBER OF
                                                                                                  PORTFOLIOS
                                             TERM OF                                                IN FUND         OTHER
                              POSITION(S)  OFFICE AND                                               COMPLEX     DIRECTORSHIPS
NAME, ADDRESS                  HELD WITH    LENGTH OF   PRINCIPAL OCCUPATIONS DURING PAST FIVE    OVERSEEN BY      HELD BY
AND AGE(1)                       FUND      TIME SERVED                   YEARS                    TRUSTEE(2)       TRUSTEE
----------------------------- ------------ ------------ ---------------------------------------- -------------- ---------------

JAMES B. HAWKES               President    Until 2002.  Chairman, President and Chief                 179       Director of
DOB:  11/9/41                 and Trustee  3 years.     Executive Officer of EVM, and its                       EVC
                                           Trustee      corporate parent and trustee (EVC and
                                           since 1998.  EV); Vice President and Director of
                                                        Eaton Vance Distributors, Inc.;
                                                        Director of EV.

                                              (FOR OTHER INDEPENDENT TRUSTEES:)

SAMUEL L. HAYES, III (A)      Trustee      Until 2003.  Jacob H. Schiff Professor of                  179       Director of Tiffany
DOB:  2/23/35                              3 years.     Investment Banking Emeritus, Harvard                    & Co. (specialty
                                           Trustee      University Graduate School of Business                  retailer) and
                                           since 1998.  Administration.                                         Telect, Inc.
                                                                                                                (telecommunication
                                                                                                                services company)

NORTON H. REAMER              Trustee      Until 2003.  President, Unicorn Corporation (an            179       None
DOB:  9/21/35                              3 years.     investment and financial advisory
                                           Trustee      services company) (since September
                                           since 1998.  2000).  Chairman, Hellman, Jordan
                                                        Management Co., Inc. (an investment
                                                        management company) (since November
                                                        2000).  Advisory Director of Berkshire
                                                        Capital Corporation (investment
                                                        banking firm) (since June 2002).
                                                        Formerly Chairman of the Board, United
                                                        Asset Management Corporation (a
                                                        holding company owning institutional
                                                        investment management firms) and
                                                        Chairman, President and Director, UAM
                                                        Funds (mutual funds).

LYNN A. STOUT                 Trustee      Until 2004.  Professor of Law, University of               173            None
DOB:  9/14/56                              3 years.     California at Los Angeles, School of
                                           Trustee      Law (since July 2001).  Formerly,
                                           since 1999.  Professor of Law, Georgetown
                                                        University Law Center.

JACK L. TREYNOR               Trustee      Until 2004.  Investment Adviser and Consultant.            171            None
DOB:  2/21/30                              3 years.
                                           Trustee
                                           since 1998.

     (1) The business address of each Trustee is The Eaton Vance Building, 255 State Street, Boston, MA 02109.

     (2)  Includes both master and feeder funds in master-feeder structure.

     The following table shows the dollar range of shares beneficially owned in the Fund and in all Eaton Vance funds by each Trustee:

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                    DOLLAR RANGE OF                 SECURITIES IN ALL EATON VANCE
NAME OF TRUSTEE                                    FUND SHARES HELD                   FUNDS OVERSEEN BY TRUSTEE
---------------------------------------- -------------------------------------- --------------------------------------
Jessica M. Bibliowicz                                    None                             $10,001 - $50,000
Donald R. Dwight                                         None                              Over $100,000*
James B. Hawkes                                      Over $100,000                          Over $100,000
Samuel L. Hayes                                   $50,001-$100,000**                       Over $100,000*
Norton H. Reamer                                         None                               Over $100,000
Lynn A. Stout                                            None                            $10,001 - $50,000*
Jack L. Treynor                                          None                                $1-$10,000

     *    Includes shares held in trustee deferred compensation plan.
     **   Shares are owned by Mr. Hayes' spouse.

BOARD MEETINGS AND COMMITTEES

     During the fiscal year ended June 30, 2002, the Trustees of the Fund met eight times, the Nominating Committee met three times, the Special Committee met four times and the Audit Committee met three times. Each Trustee attended at least 75% of the Board and committee meetings on which he or she serves.

     The Nominating Committee is comprised of all the Trustees who are not "interested persons" as that term is defined under the 1940 Act. Messrs. Treynor (Chairman), Dwight, Hayes, Reamer and Ms. Stout are currently serving on the Committee. The purpose of the Committee is to recommend to the Board nominees for the position of noninterested trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates. The Board will, when a vacancy exists or is anticipated, consider any nominee for trustee recommended by a shareholder if such recommendation is submitted to the Board in writing and contains sufficient background information concerning the individual to enable a proper judgment to be made as to such individual's qualifications.

     Messrs. Hayes (Chairman), Dwight, Reamer and Ms. Stout are members of the Special Committee of the Board of Trustees of the Fund. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board concerning (i) all contractual arrangements with service providers to the Fund, including investment advisory, administrative, transfer agency, custodial and fund accounting and distribution services (if any), and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund or its shareholders.

     Messrs. Treynor (Chairman), Dwight and Reamer are members of the Audit Committee of the Board of Trustees of the Fund. Each member is independent of the Fund, as defined by New York Stock Exchange Listing Standards. The Audit Committee's functions include making recommendations to the Board regarding the selection of the independent certified public accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Fund. Set forth below under "Additional Information" is the Audit Committee's Report.

REMUNERATION OF TRUSTEES

     The fees and expenses of those Trustees of the Fund who are not members of the Eaton Vance organization will be paid by the Fund. For the fiscal year ended June 30, 2002, the noninterested Trustees of the Fund earned the following compensation in their capacities as Trustees of the Fund, and for the year ended December 31, 2001 earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

                                                           TOTAL
                                AGGREGATE               COMPENSATION
                               COMPENSATION              FROM FUND
NAME OF TRUSTEE                 FROM FUND             AND FUND COMPLEX
---------------                ------------           ----------------
Jessica M. Bibliowicz             $3,424                 $ 160,000
Donald R. Dwight                  $3,319                   162,500(2)
Samuel L. Hayes, III              $3,574                   170,000
Norton H. Reamer                  $3,274                   160,000
Lynn A. Stout                     $3,508                   160,000(3)
Jack L. Treynor                   $3,578                   170,000

(1) As of August 1, 2002, the Eaton Vance fund complex consisted of 180 registered investment companies or series thereof.
(2)  Includes $60,000 of deferred compensation.
(3)  Includes $16,000 of deferred compensation.

     Trustees of the Fund who are not affiliated with Eaton Vance may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance Group of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any trustee or obligate the Fund to pay any particular level of compensation to the trustee. The Fund does not have a retirement plan for its Trustees.

     The Trustees shall be elected by the affirmative vote of a majority of the Fund's shares voting at the Annual Meeting.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE THREE NOMINEES TO THE FUND'S BOARD OF TRUSTEES.

                       NOTICE TO BANKS AND BROKER/DEALERS

     The Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to PFPC Inc. Attention: Mr. Joseph P. Lundbohm, P.O. Box 43027, Providence, RI 02940-3027.

                             ADDITIONAL INFORMATION

AUDIT COMMITTEE REPORT. The Audit Committee reviewed and discussed the audited financial statements with Fund management. The Audit Committee also discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards). The Audit Committee received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and discussed with the independent accountants their independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended June 30, 2002 for filing with the Securities and Exchange Commission.

                                        Jack L. Treynor, Chairman
                                        Donald R. Dwight
                                        Norton H. Reamer

AUDITORS, AUDIT FEES AND ALL OTHER FEES. Deloitte & Touche LLP ("Deloitte"), 200 Berkeley Street, Boston, Massachusetts 02116, serves as independent accountants of the Fund. Deloitte is expected to be represented at the Annual Meeting, but if not, a representative will be available by telephone should the need for consultation arise. For the most recent fiscal year, the Fund paid an aggregate of $117,000 in professional fees to their auditors, Deloitte, of which $82,000 was paid for audit services and $35,000 was paid for other services. Deloitte also provides services to numerous other investment companies sponsored by Eaton Vance. Total fees paid to Deloitte by Eaton Vance Corp. (and its affiliates) for the most recent fiscal year ended October 31, 2001 were $1,162,903. The Audit Committee and Board of Trustees of the Fund are aware that Deloitte provides services to the Eaton Vance organization.

OFFICERS OF THE FUND. The officers of the Fund and their length of service are set forth below. Because of their positions with Eaton Vance and their ownership of Eaton Vance Corp. stock, the officers of the Fund will benefit from the advisory and administration fees paid by the Fund to Eaton Vance. As of the record date, the officers of the Fund owned 18,000 shares.

                                              TERM OF OFFICE
                               POSITION(S)     AND LENGTH OF                        PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)     HELD WITH FUND     TIME SERVED                       DURING PAST FIVE YEARS(2)
---------------------------- ---------------- ----------------- ---------------------------------------------------------------
ALAN R. DYNNER               Secretary        Since 1998        Vice President, Secretary and Chief Legal Officer of BMR,
DOB:  10/10/40                                                  Eaton Vance, EVD and EVC.  Officer of 179 investment
                                                                companies managed by Eaton Vance or BMR.

JAMES L. O'CONNOR            Treasurer        Since 1998        Vice President of BMR, Eaton Vance and EVD.  Officer of 179
DOB:  4/1/45                                                    investment companies managed by Eaton Vance or BMR.

SCOTT H. PAGE                Vice President   Since 1998        Vice President of Eaton Vance and BMR.  Officer of 11
DOB:  11/30/59                                                  investment companies managed by Eaton Vance or BMR.

JOHN P. REDDING              Vice President   Since 2001        Vice President of Eaton Vance and BMR.  Officer of 1
DOB:  3/21/63                                                   investment company managed by Eaton Vance or BMR.

PAYSON F. SWAFFIELD          Vice President   Since 1998        Vice President of Eaton Vance and BMR.  Officer of 11
DOB:  8/13/56                                                   investment companies managed by Eaton Vance or BMR.

MICHAEL W. WEILHEIMER        Vice President   Since 1998        Vice President of Eaton Vance and BMR.  Officer of 8
DOB:  2/11/61                                                   investment companies managed by Eaton Vance or BMR.

     (1) The business address of each Trustee is The Eaton Vance Building, 255 State Street, Boston, MA 02109.
     (2)  Includes both master and feeder funds in master-feeder structure.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Samuel L. Hayes, III, Trustee, filed late two reports required to be filed under Section 16(a) of the Securities Exchange Act of 1934 regarding a purchase of shares of the Fund.

INVESTMENT ADVISER AND ADMINISTRATOR. Eaton Vance Management with its principal office at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, serves as the investment adviser and administrator to the Fund.

PROXY SOLICITATION AND TABULATION. The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board of Trustees of the Fund will be borne by the Fund.
Proxies will be solicited by mail and may be solicited in person or by telephone, telegraph or facsimile by officers of the Fund, by personnel of its administrator, Eaton Vance, by the transfer agent, PFPC Inc., or by broker-dealer firms. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers, by Eaton Vance personnel, by the transfer agent, PFPC Inc., or by broker-dealer firms, in person, or by telephone, by telegraph or by facsimile will be borne by the Fund. A written proxy may be delivered to the Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or similar electronic transmission. The Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated costs are $15,000.

     All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to Proposal 1, it will be voted for the matters specified on the proxy card. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes for matters required by the 1940 Act to be approved by a "majority of the outstanding voting securities" of the Fund. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.) Accordingly, abstentions and broker non-votes will assist the Fund in obtaining a quorum but will have no effect on the outcome of Proposal 1.

     In the event that sufficient votes by the shareholders of the Fund in favor of any Proposal set forth in the Notice of this meeting are not received by October 25, 2002, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

     THE FUND WILL FURNISH, WITHOUT CHARGE A COPY OF THE FUND'S ANNUAL OR SEMI-ANNUAL REPORTS TO ANY SHAREHOLDER UPON REQUEST. SHAREHOLDERS DESIRING TO OBTAIN A COPY OF SUCH REPORT SHOULD WRITE TO THE FUND C/O PFPC INC., ATTN: MR. JOSEPH P. LUNDBOHM, P.O. BOX 43027, PROVIDENCE, RI 02940-3027, OR CALL 1-800-331-1710.

                              SHAREHOLDER PROPOSALS

     Any proposals of shareholders that are intended to be presented at the Fund's 2003 Annual Meeting of Shareholders must be received at the Fund's principal office no later than June 14, 2003 and must comply with all legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting.

                                                EATON VANCE SENIOR INCOME TRUST

September 6, 2002

                                      PROXY

                         EATON VANCE SENIOR INCOME TRUST

                ANNUAL MEETING OF SHAREHOLDERS, OCTOBER 25, 2002
                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES


     The undersigned holder of shares of beneficial interest of Eaton Vance Senior Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and JAMES L. O'CONNOR, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, October 25, 2002 at 1:30 P.M., and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE


SEE REVERSE                                                          SEE REVERSE
   SIDE                                                                 SIDE

         PLEASE MARK
[  X  ]  VOTES AS IN
         THIS EXAMPLE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.       To elect two Trustees of the Fund as follows:
         NOMINEES:  (01)  Jessica M. Bibliowicz and
                    (02)  James B. Hawkes


             FOR                          WITHHELD
             ALL      [      ]   [      ] FROM ALL
        NOMINEES                          NOMINEES

[     ]  -------------------------------------
         (Instructions: To withhold authority to vote for any nominee, write those nominees' names above.)


                        MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [       ]

                        MARK HERE FOR COMMENT AND NOTE AT LEFT         [       ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:______________  Date:_________   Signature:_____________ Date:________

                                      PROXY

                         EATON VANCE SENIOR INCOME TRUST

                ANNUAL MEETING OF SHAREHOLDERS, OCTOBER 25, 2002
                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES



     The undersigned holder of Auction Preferred Shares of Eaton Vance Senior Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES
B. HAWKES, ALAN R. DYNNER and JAMES L. O'CONNOR, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, October 25, 2002 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE


SEE REVERSE                                                          SEE REVERSE
   SIDE                                                                 SIDE

         PLEASE MARK
[  X  ]  VOTES AS IN
         THIS EXAMPLE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.      To elect three Trustees of the Fund as follows:

        (a)     Election of one Trustee to represent Auction Preferred Shares.

                NOMINEE:        (01)  Donald R. Dwight

             FOR                          WITHHELD
             ALL      [      ]   [      ] FROM ALL
        NOMINEES                          NOMINEES

         (b)    Election of two Trustees to represent all Shareholders.

                NOMINEES:       (02)  Jessica M. Bibliowicz and
                                (03)  James B. Hawkes

             FOR                          WITHHELD
             ALL      [      ]   [      ] FROM ALL
        NOMINEES                          NOMINEES

[ ]  -------------------------------------
     (Instructions: To withhold authority to vote for any nominee, write those nominees' names above.)

                        MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [       ]

                        MARK HERE FOR COMMENT AND NOTE AT LEFT        [        ]

                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:______________  Date:______   Signature:________________ Date:________